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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 2, 2004

                        Hector Communications Corporation
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


               Minnesota          001-13891          41-1666660
         --------------------- ---------------- ------------------
            (State or other      (Commission      (IRS Employer
             jurisdiction       File Number)      Identification
           of incorporation)                           No.)

                    211 South Main Street
                    Hector, Minnesota             55342
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                    (Address of principal      (Zip Code)
                     executive offices)

Registrant's telephone number, including area code (320) 848-6611

Items 1-6 and 8-11 are not applicable and therefore omitted.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

The following information is furnished as an exhibit to this Current Report:

Exhibit No.   Descrition of Exhibit
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99            Press release issued August 2, 2004


Item 12. Disclosure of Results of Operations and Financial Condition

     On August 2, 2004, Hector Communications Corporation issued a press release, furnished as Exhibit 99 to this Form 8-K, disclosing non-public information regarding its results of operations for the quarter ended June 30, 2004.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             Hector Communications Corporation

Date: August 3, 2004      By  /s/ Charles A. Braun
                              -------------------------------------------
                              Charles A. Braun
                              Chief Financial Officer